Execution
EXHIBIT 10.1

FOURTH AMENDING AGREEMENT
(First Insurance Funding of Canada Inc.)
This Fourth Amending Agreement made as of June 29, 2018.
B E T W E E N:
FIRST INSURANCE FUNDING OF CANADA INC.

(hereinafter referred to as the “Seller” or the “Servicer”)
- and -
CIBC MELLON TRUST COMPANY, in its capacity as trustee of PLAZA TRUST,

(hereinafter referred to as the “Purchaser”)
RECITALS:
WHEREAS the parties hereto are parties to a receivables purchase agreement dated as of December 16, 2014 (as amended by amending agreements dated December 15, 2015, September 9, 2016 and December 15, 2017, the “RPA”);
AND WHEREAS the parties hereto have agreed to     further amend the RPA;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendment
The definition of “Facility Limit” in Section 1.1 of the RPA is amended by deleting the reference to “$170,000,000” in such definition and replacing it with “$190,000,000”.

2.	Amendment Fee
In consideration of Royal Bank of Canada arranging this amendment, the Seller hereby agrees to pay to Royal Bank of Canada an amendment fee in the amount of $14,637.48, which fee shall be due and payable on the date hereof and shall be fully earned when paid to Royal Bank of Canada.

3.	General

(a)	This Fourth Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

(b)	This Fourth Amending Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.

(c)
This Fourth Amending Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties have caused this Fourth Amending Agreement to be executed by their respective duly authorized officers as of the date first above written.

FIRST INSURANCE FUNDING OF CANADA INC.
By:	/s/Stuart Bruce
Name: Stuart Bruce
Title: CEO

By:	/s/John Martin
Name: John Martin
Title: SVP Finance

CIBC MELLON TRUST COMPANY, in its capacity as trustee of PLAZA TRUST, by its Financial Services Agent, ROYAL BANK OF CANADA
By:	/s/Ian Benaiah
Name: Ian Benaiah
Title: Authorized Signatory

By:	/s/Hiren Lalloo
Name: Hiren Lalloo
Title: Authorized Signatory